First Trust Exchange-Traded AlphaDEX Fund

Item G.1.a.ii – Provision of Financial Support

(a) Description of nature of support. First Trust Advisors L.P., investment adviser to the funds, reimbursed certain funds as indicated herein for losses incurred as a result of trade execution errors committed by an executing brokerage firm.

(b) Person providing support. First Trust Advisors L.P.

(c) Brief description of relationship between the person providing support and the Registrant. Investment advisor.

(d) Date support provided. October 13, 2017

(e) Amount of support.

1.	First Trust Small Cap Core AlphaDEX Fund (FYX): $3,456,677.90

2.	First Trust Small Cap Value AlphaDEX Fund (FYT): $519,907.13

3.	First Trust Small Cap Growth AlphaDEX Fund (FYC): $1,053,250.77

(f) Security supported (if applicable). Disclose the full name of the issuer, the title of the issue (including coupon or yield, if applicable) and at least two identifiers, if available (e.g., CIK, CUSIP, ISIN, LEI). N/A

(g) Value of security supported on date support was initiated (if applicable). N/A

(h) Brief description of reason for support. First Trust Advisors L.P. provided financial support to certain funds to ensure that shareholders of such funds were not negatively impacted by the trade errors referenced above.

(i) Term of support. One-time payment.

(j) Brief description of any contractual restrictions relating to support. N/A